UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Virgin Galactic Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Virgin Galactic Holdings, Inc.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting
of Stockholders to be held virtually on June 8, 2023 at 9:00 A.M. Pacific time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice to Stockholders, Proxy Statement and Annual Report are available at www.viewproxy.com/SPCE/2023.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2023 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL - ONLY ANNUAL MEETING.

To the Stockholders of Virgin Galactic Holdings, Inc.

The 2023 Annual Meeting of Stockholders of Virgin Galactic Holdings, Inc. will be held virtually on June 8, 2023 at 9:00 A.M. Pacific time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at www.viewproxy.com/SPCE/2023 and then using your Virtual Control Number below. Your registration must be received by 11:59 P.M. Eastern time on June 7, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting - How do I vote at the Annual Meeting?”

Voting Items

Proposal 1 – To elect the director nominees listed in the Proxy Statement:

Nominees:

1a.	Evan Lovell	1d.	Tina Jonas	1g.	Wanda Sigur
1b.	Michael Colglazier	1e.	Craig Kreeger	1h.	Diana Strandberg
1c.	Wanda Austin	1f.	Raymond Mabus, Jr.	1i.	W. Gilbert (Gil) West

Proposal 2 – To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.

Proposal 3 – To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

Proposal 4 – To approve the Company’s Amended and Restated 2019 Incentive Award Plan.

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

The proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.viewproxy.com/SPCE/2023. Have the 11-digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com

*If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet or to request proxy materials.

VIRTUAL CONTROL NUMBER

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2023 Annual Meeting of Stockholders of Virgin Galactic Holdings, Inc. will be held virtually on June 8, 2023 at 9:00 A.M. Pacific time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at www.viewproxy.com/SPCE/2023 using your Virtual Control Number. Your registration must be received by 11:59 P.M. Eastern time on June 7, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting – How do I vote at the Annual Meeting?”

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

To View The Annual Meeting Online:

Have your 11-digit control number in hand and visit www.viewproxy.com/SPCE/2023.
Your registration must be received by 11:59 P.M. Eastern time on June 7, 2023.

To Request and Receive a Paper or E-Mail Copy of the Company’s 2023 Proxy Statement and 2022 Annual Report:

By Internet: www.viewproxy.com/SPCE/2023.

By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING

Via Internet Prior to the Annual Meeting: Go to www.AALvote.com/spce.
Have your 11-digit control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Internet during the Annual Meeting: Go to www.AALvote.com/spce.
Have your 11-digit control number available and follow the prompts.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

Your Vote Counts! VIRGIN GALACTIC HOLDINGS, INC. 2023 Annual Meeting Vote by June 07, 2023 11:59 PM ET

You invested in VIRGIN GALACTIC HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 08, 2023.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote in Person at the Meeting* June 08, 2023 9:00 AM PDT
Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at the below URL: www.viewproxy.com/SPCE/2023

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.“ To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01 Evan Lovell	04 Tina Jonas	07 Wanda Sigur	For
	02 Michael Colglazier	05 Craig Kreeger	08 Diana Strandberg
	03 Wanda Austin	06 Raymond Mabus, Jr.	09 W. Gilbert (Gil) West
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.			For
3.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.			For
4.	To approve the Company's Amended and Restated 2019 Incentive Award Plan.			For
NOTE: To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

FLASHID-JOB#	1.00000 322,224 148,294